UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):    August 19, 2015

THE FRESH MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34940 (Commission File Number)	56-1311233 (IRS Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 272-1338

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The information in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
On August 20, 2015, The Fresh Market, Inc. (the "Company") issued a press release regarding its financial results for the thirteen and twenty-six weeks ended July 26, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 5.02    Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 19, 2015, the Company terminated the employment of Mr. Marc Jones as Senior Vice President - Chief Merchandising and Supply Chain Officer of the Company without cause.

Item 8.01    Other Events.

In August, the Company’s Board of Directors authorized a $200 million stock repurchase program. The primary source of funds for stock repurchases will be cash flows from operations net of investing activities. Repurchases under the program may be made through open market transactions at prevailing market prices, with block trades permitted from time to time and in the discretion of the Company’s management and as market conditions allow. The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the amount of cash flow available for repurchases, the market price of the Company’s shares and general market and economic conditions. No repurchases have been made under the program to date. Repurchases are expected to commence during or after September 2015.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release of The Fresh Market, Inc. dated August 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: August 20, 2015	By:	/s/ Jeffrey B. Short
Name: Jeffrey B. Short
Title: Vice President and Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Fresh Market, Inc. dated August 20, 2015